UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2019
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 12, 2019, Carter Validus Mission Critical REIT II, Inc. (the “Company”) filed articles of amendment to its charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”), which Articles of Amendment were effective immediately upon their acceptance for record by the SDAT. The Articles of Amendment increase the number of shares of stock the Company is authorized to issue from 600,000,000 shares to 610,000,000 shares, consisting of 510,000,000 shares of common stock, increased from 500,000,000 shares, and 100,000,000 shares of preferred stock. Of the total number of shares of common stock the Company has authority to issue pursuant to the Articles of Amendment, 185,000,000 shares are classified as Class A common stock, $0.01 par value per share (increased from 175,000,000 shares).
The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment did not amend, alter or modify any other terms or provisions of the Company’s charter.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Articles of Amendment of Carter Validus Mission Critical REIT II, Inc., dated December 12, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

December 12, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer